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                                                                   EXHIBIT 10.41

THIS ASSIGNMENT is made the 11th day of February Two Thousand BETWEEN CYBEROAD.COM (Ireland) LTD., an Irish company, c/o Pannell Kerr Forster, 17 Percy Place, Dublin 4, Ireland (hereinafter referred to as "the Assignor") of the one part AND CYBEROAD.COM (ISLE OF MAN) LIMITED, an Isle of Man company, of International House, Castle Hill, Victoria Road, Douglas, Isle of Man, IM2 4RB, United Kingdom (hereinafter referred to as "the Assignee") of the other part

WHEREAS

(A) The Assignor is entitled to the benefit of Community Trade Mark applications set forth in the Schedule to this Deed of Assignment (hereinafter referred to as "the Applications")

(B) The parties hereto have agreed that the Applications should be transferred by the Assignor to the Assignee for the consideration hereinafter set forth

NOW THIS ASSIGNMENT WITNESSETH

(1) Pursuant to the Agreement and in consideration of the sum of ten Punts (IRpunt10.00) now paid by the Assignee to the Assignor (the receipt whereof is hereby acknowledged) the Assignor as beneficial owner hereby assigns to the Assignee the Applications, the right, title and interest therein and all of the rights, powers, privileges and immunities arising or accrued therefrom free from all encumbrances to the intent that the registration of the trade marks pursuant to the



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Applications (and of any national trade mark registrations pursuant to the conversion of the Applications into national Applications) shall be in the name of and shall vest in the Assignee TO HOLD unto the Assignee absolutely

(2) At the request and cost of the Assignee the Assignor shall at all times hereafter do all such acts and execute all such documents as may reasonably be necessary or desirable to secure the vesting in the Assignee of all the rights as are assigned to the Assignee hereunder including without limitation, such acts and the execution of such documents necessary or proper to obtain the registration of the trade marks pursuant to the Applications

(3) The Assignor has not done (or omitted) and will not do (or omit to be done) any act, matter or thing whereby registration of the trade marks applied for in the Applications may be invalidated

(4) IT IS HEREBY CERTIFIED that the transaction hereby effected does not form part of a larger transaction or of a series of transactions in respect of which the amount or value or the aggregate amount or value of the consideration exceeds five thousand Punts (IRpunt5000.00)

(5) The Assignment shall be construed in all respects in accordance with Irish law

IN WITNESS WHEREOF the parties hereto have executed this Deed the day and year first hereinbefore written


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                        Schedule hereinbefore referred to

                      The Community Trade Mark Applications

 Trade Mark       Application   Class     Services
                  Number
 CYBEROAD         001165752      35       Marketing distributed wide area
                                          network gaming (sportsbook and
                                          casino) systems; marketing sports and
                                          gaming Internet portals.

                                 42       Computer software and network systems
                                          development; computer network
                                          management and support; developing
                                          and managing distributed wide area
                                          network gaming (sportsbook and casino)
                                          systems; developing and managing
                                          sports and gaming

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                                 Schedule contd

 Trade Mark       Application   Class     Services
                  Number
 CYBEROAD.COM     001166172      35       Marketing distributed wide area
                                          network gaming (sportsbook and casino)
                                          systems; marketing sports and gaming
                                          Internet portals.

                                 42       Computer software and network systems
                                          development; computer network
                                          management and support; developing and
                                          managing distributed wide area network
                                          gaming (sportsbook and casino)
                                          systems; developing and managing
                                          sports and gaming Internet portals.



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THE COMMON SEAL OF

CYBEROAD.COM (IRELAND) LTD.

was hereunto affixed in the presence of:-


/s/ KRISTA WILSON
-----------------------------------
Krista Wilson
-------------------
Corporate Secretary


THE COMMON SEAL OF

CYBEROAD.COM (ISLE OF MAN) LIMITED

was hereunto affixed in the presence of: -

/s/ KRISTA WILSON
-----------------------------------



/s/ Krista Wilson
-----------------------------------
   Corporate Secretary